UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 16, 2022

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 505

Boca Raton, FL 33433

(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

Firstfire Global Opportunities Fund, LLC Securities Purchase Agreement and 12% Convertible Promissory Note

On March 21, 2022, Simplicity Esports and Gaming Company (the “Company”) entered into a securities purchase agreement (the “Firstfire Global SPA”), dated as of March 21, 2022, with Firstfire Global Opportunities Fund, LLC, LLC (“Firstfire Global”), pursuant to which the Company issued a 12% promissory convertible note (the “Firstfire Global Note”) with a maturity date of September 21, 2022 (the “Firstfire Global Maturity Date”), in the principal sum of $110,000.00. In addition, the Company issued 935 shares of its common stock to Firstfire Global as a commitment fee pursuant to the Firstfire Global SPA. Pursuant to the terms of the Firstfire Global Note, the Company agreed to pay to Firstfire Global $110,000.00 and to pay interest on the principal balance at the rate of 12% per annum (provided that the first six months of interest ($6,600.00) shall be guaranteed and the remaining 6 months of interest shall be deemed earned in full as of the Issue Date thereof. The Firstfire Global Note carries an original issue discount of $10,000.00. Accordingly, Firstfire Global paid the purchase price of $100,000.00 in exchange for the Firstfire Global Note. The Company intends to use the proceeds for working capital. Firstfire Global may convert the Firstfire Global Note into the Company’s common stock (subject to the beneficial ownership limitations of 4.99% in the Firstfire Global Note; provided however, that the limitation on conversion may be waived (up to 9.99%) by Firstfire Global upon, at the election of Firstfire Global, not less than 61 days’ prior notice to the Company) at any time at a conversion price equal to $1.00 per share, as the same may be adjusted as provided in the Firstfire Global Note.

The Company may prepay the Firstfire Global Note at any time prior to maturity in accordance with the terms of the Firstfire Global Note. The Firstfire Global Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the Firstfire Global Note or the Firstfire Global SPA.

Upon the occurrence of any Event of Default (as defined in the Firstfire Global Note), which has not been cured within the time prescribed in the Firstfire Global Note, it shall become immediately due and payable and the Company shall pay to Firstfire Global, in full satisfaction of its obligations hereunder, an amount equal to the principal amount then outstanding plus accrued interest multiplied by 125%.

Firstfire Global Opportunities Fund, LLC Common Stock Purchase Warrant

Pursuant to the terms of the Firstfire Global SPA, on March 21, 2022, the Company also issued to Firstfire Global a three-year warrant (the “Firstfire Global Warrant”) to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.00.

Firstfire Global Opportunities Fund, LLC Registration Rights Agreement

Pursuant to the terms of the Firstfire Global SPA, on March 21, 2022, the Company also entered into a registration rights agreement, dated March 21, 2022, by and between the Company and Firstfire Global (the “Firstfire Global Registration Rights Agreement”). Pursuant to the terms of the Firstfire Global Registration Rights Agreement, the Company agreed to prepare and file with the SEC a registration statement covering the resale of all shares issued or issuable pursuant to the Firstfire Global SPA, including shares issued upon conversion of the Firstfire Global Note or upon exercise of the Firstfire Global Warrant. The Company agreed to use its commercially reasonable efforts to have the registration statement filed with the SEC within 30 days following March 21, 2022 and to have the registration statement declared effective by the SEC within 60 days following March 21, 2022.

The Firstfire Global Registration Rights Agreement contains customary indemnification provisions.

The description of the Firstfire Global SPA, the Firstfire Global Note, the Firstfire Global Warrant, and the Firstfire Global Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Firstfire Global SPA, the Firstfire Global Note, the Firstfire Global Warrant, and the Firstfire Global Registration Rights Agreement, copies of which will be filed as exhibits to the company’s next periodic report.

GS Capital Partners, LLC Securities Purchase Agreement and 12% Convertible Promissory Note

On March 21, 2022, the Company entered into a securities purchase agreement (the “GS Capital SPA”), dated as of March 21, 2022, with GS Capital Partners, LLC (“GS Capital”), pursuant to which the Company issued a 12% promissory convertible note (the “GS Capital Note”) with a maturity date of September 21, 2022 (the “GS Capital Maturity Date”), in the principal sum of $82,500.00. In addition, the Company issued 703 shares of its common stock to GS Capital as a commitment fee pursuant to the GS Capital SPA. Pursuant to the terms of the GS Capital Note, the Company agreed to pay to GS Capital $82,500.00 and to pay interest on the principal balance at the rate of 12% per annum (provided that the first six months of interest ($4,950.00) shall be guaranteed and the remaining 6 months of interest shall be deemed earned in full as of the Issue Date thereof. The GS Capital Note carries an original issue discount of $7,500.00. Accordingly, GS Capital paid the purchase price of $75,000.00 in exchange for the GS Capital Note. The Company intends to use the proceeds for working capital. GS Capital may convert the GS Capital Note into the Company’s common stock (subject to the beneficial ownership limitations of 4.99% in the GS Capital Note; provided however, that the limitation on conversion may be waived (up to 9.99%) by GS Capital upon, at the election of GS Capital, not less than 61 days’ prior notice to the Company) at any time at a conversion price equal to $1.00 per share, as the same may be adjusted as provided in the GS Capital Note.

The Company may prepay the GS Capital Note at any time prior to maturity in accordance with the terms of the GS Capital Note. The GS Capital Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the GS Capital Note or the GS Capital SPA.

Upon the occurrence of any Event of Default (as defined in the GS Capital Note), which has not been cured within the time prescribed in the GS Capital Note, it shall become immediately due and payable and the Company shall pay to GS Capital, in full satisfaction of its obligations hereunder, an amount equal to the principal amount then outstanding plus accrued interest multiplied by 125%.

GS Capital Common Stock Purchase Warrant

Pursuant to the terms of the GS Capital SPA, on March 21, 2022, the Company also issued to GS Capital a three-year warrant (the “GS Capital Warrant”) to purchase 37,500 shares of the Company’s common stock at an exercise price of $1.00.

GS Capital Registration Rights Agreement

Pursuant to the terms of the GS Capital SPA, on March 21, 2022, the Company also entered into a registration rights agreement, dated March 21, 2022, by and between the Company and GS Capital (the “GS Capital Registration Rights Agreement”). Pursuant to the terms of the GS Capital Registration Rights Agreement, the Company agreed to prepare and file with the SEC a registration statement covering the resale of all shares issued or issuable pursuant to the GS Capital SPA, including shares issued upon conversion of the GS Capital Note or upon exercise of the GS Capital Warrant. The Company agreed to use its commercially reasonable efforts to have the registration statement filed with the SEC within 30 days following March 21, 2022 and to have the registration statement declared effective by the SEC within 60 days following March 21, 2022.

The GS Capital Registration Rights Agreement contains customary indemnification provisions.

The description of the GS Capital SPA, the GS Capital Note, the GS Capital Warrant, and the GS Capital Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the GS Capital SPA, the GS Capital Note, the GS Capital Warrant, and the GS Capital Registration Rights Agreement, copies of which will be filed as exhibits to the company’s next periodic report.

Ionic Ventures, LLC Securities Purchase Agreement and 12% Convertible Promissory Note

On March 21, 2022, the Company entered into a securities purchase agreement (the “Ionic SPA”), dated as of March 21, 2022, with Ionic Ventures, LLC (“Ionic”), pursuant to which the Company issued a 12% promissory convertible note (the “Ionic Note”) with a maturity date of September 21, 2022 (the “Ionic Maturity Date”), in the principal sum of $110,000.00. In addition, the Company issued 935 shares of its common stock to Ionic as a commitment fee pursuant to the Ionic SPA. Pursuant to the terms of the Ionic Note, the Company agreed to pay to Ionic $110,000.00 and to pay interest on the principal balance at the rate of 12% per annum (provided that the first six months of interest ($6,600.00) shall be guaranteed and the remaining 6 months of interest shall be deemed earned in full as of the Issue Date thereof. The Ionic Note carries an original issue discount of $10,000.00. Accordingly, Ionic paid the purchase price of $100,000.00 in exchange for the Ionic Note. The Company intends to use the proceeds for working capital. Ionic may convert the Ionic Note into the Company’s common stock (subject to the beneficial ownership limitations of 4.99% in the Ionic Note; provided however, that the limitation on conversion may be waived (up to 9.99%) by Ionic upon, at the election of Ionic, not less than 61 days’ prior notice to the Company) at any time at a conversion price equal to $1.00 per share, as the same may be adjusted as provided in the Ionic Note.

The Company may prepay the Ionic Note at any time prior to maturity in accordance with the terms of the Ionic Note. The Ionic Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the Ionic Note or the Ionic SPA.

Upon the occurrence of any Event of Default (as defined in the Ionic Note), which has not been cured within the time prescribed in the Ionic Note, it shall become immediately due and payable and the Company shall pay to Ionic, in full satisfaction of its obligations hereunder, an amount equal to the principal amount then outstanding plus accrued interest multiplied by 125%.

Ionic Ventures, LLC Common Stock Purchase Warrant

Pursuant to the terms of the Ionic SPA, on March 21, 2022, the Company also issued to Ionic a three-year warrant (the “Ionic Warrant”) to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.00.

Ionic Ventures, LLC Registration Rights Agreement

Pursuant to the terms of the Ionic SPA, on March 21, 2022, the Company also entered into a registration rights agreement, dated March 21, 2022, by and between the Company and Ionic (the “Ionic Registration Rights Agreement”). Pursuant to the terms of the Ionic Registration Rights Agreement, the Company agreed to prepare and file with the SEC a registration statement covering the resale of all shares issued or issuable pursuant to the Ionic SPA, including shares issued upon conversion of the Ionic Note or upon exercise of the Ionic Warrant. The Company agreed to use its commercially reasonable efforts to have the registration statement filed with the SEC within 30 days following March 21, 2022 and to have the registration statement declared effective by the SEC within 60 days following March 21, 2022.

The Ionic Registration Rights Agreement contains customary indemnification provisions.

The description of the Ionic SPA, the Ionic Note, the Ionic Warrant, and the Ionic Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Ionic SPA, the Ionic Note, the Ionic Warrant, and the Ionic Registration Rights Agreement, copies of which will be filed as exhibits to the company’s next periodic report.

Labrys Amendment

As previously disclosed in the Company’s Current Report on Form 8-K filed by the Company on February 24, 2021 with the Securities and Exchange Commission (the “SEC”), on February 19, 2021, the Company and Labrys Fund, LP (“Labrys”) entered a securities purchase agreement (the “Labrys SPA”), pursuant to which the Company issued a 12% promissory note (the “Labrys Note”) with a maturity date of February 19, 2022 in the principal sum of $1,650,000. As of March 16, 2022, the Company and Labrys entered into Amendment #2 (the “Labrys Amendment”) to the Labrys SPA and the Labrys Note, as amended. Pursuant to the terms of the Labrys Amendment, the maturity date of the Labrys Note was extended to the earlier of (i) September 15, 2022, and (ii) the date that the Company’s common stock is listed on the Nasdaq Stock Market or the New York Stock Exchange. In addition, the Labrys Note was amended to provide that Labrys has the right, at any time on or following the date that an event of default occurs under the Labrys Note, as amended, to convert all or any portion of the then outstanding and unpaid principal and interest into common stock, subject to a 4.99% equity blocker. In the Labrys Amendment, the parties also agreed that the Company has already received cash proceeds in excess of the $2,000,000 minimum threshold referenced in the Labrys Note. Pursuant to the terms of the Labrys Amendment, Labrys waived its rights to receive any portion of the next $750,000 of cash proceeds received by the Company to the extent that such amounts are received by the Company between March 15, 2022 and April 9, 2022.

Except as set forth in the Labrys Amendment, the Labrys Note, as amended, remains in full force and effect.

The description of the Labrys Amendment does not purport to be complete and is qualified in its entirety by reference to the Labrys Amendment, a copy of which will be filed as an exhibit to the company’s next periodic report.

Lucas Ventures Note Amendment

As previously disclosed in the Company’s Current Report on Form 8-K filed by the Company on September 7, 2021 with the SEC, on August 31, 2021, the Company issued to Lucas Ventures, LLC (“Lucas Ventures”) a 12% promissory note (the “Lucas Ventures Note”) with a maturity date of August 31, 2023, in the principal amount of $200,000. As of March 16, 2022, the Company and Lucas Ventures entered into an Amendment and Waiver Pursuant to Convertible Promissory Note (the “Lucas Ventures Amendment”). Pursuant to the terms of the Lucas Ventures Amendment, the parties agreed that the FirstFire Note, FirstFire Warrant, GS Capital Note, GS Capital Warrant, Ionic Note, Ionic Warrant, Jefferson Street Note, and Jefferson Street Warrant would not be deemed a “Dilutive Issuance” as provided in the Lucas Ventures Note. In addition, pursuant to the terms of the Lucas Ventures Amendment, the conversion price of the Lucas Ventures Note was decreased from $11.50 per share to $1.00 per share; provided, however, that upon failure to make any payment under the Lucas Ventures Note, as amended, the conversion price will be $0.50 per share, as the same may be adjusted as provided in the Lucas Ventures Note, as amended. Pursuant to the terms of the Lucas Ventures Amendment, the parties also agreed that Lucas Ventures may not convert the Lucas Ventures Note, as amended, prior to September 15, 2022.

Except as set forth in the Lucas Ventures Amendment, the Lucas Ventures Note remains in full force and effect.

The description of the Lucas Ventures Amendment does not purport to be complete and is qualified in its entirety by reference to the Lucas Ventures Amendment, a copy of which will be filed as an exhibit to the company’s next periodic report.

LGH Note Amendment

As previously disclosed in the Company’s Current Report on Form 8-K filed by the Company on September 7, 2021 with the SEC, on August 31, 2021, the Company issued to LGH Investments, LLC (“LGH”) a 12% promissory note (the “LGH Note”) with a maturity date of August 31, 2023, in the principal amount of $200,000. As of March 16, 2022, the Company and LGH entered into an Amendment and Waiver Pursuant to Convertible Promissory Note (the “LGH Amendment”). Pursuant to the terms of the LGH Amendment, the parties agreed that the FirstFire Note, FirstFire Warrant, GS Capital Note, GS Capital Warrant, Ionic Note, Ionic Warrant, Jefferson Street Note, and Jefferson Street Warrant would not be deemed a “Dilutive Issuance” as provided in the LGH Note. In addition, pursuant to the terms of the LGH Amendment, the conversion price of the LGH Note was decreased from $11.50 per share to $1.00 per share; provided, however, that upon failure to make any payment under the LGH Note, as amended, the conversion price will be $0.50 per share, as the same may be adjusted as provided in the LGH Note, as amended. Pursuant to the terms of the LGH Amendment, the parties also agreed that LGH may not convert the LGH Note, as amended, prior to September 15, 2022.

Except as set forth in the LGH Amendment, the LGH Note remains in full force and effect.

The description of the LGH Amendment does not purport to be complete and is qualified in its entirety by reference to the LGH Amendment, a copy of which will be filed as an exhibit to the company’s next periodic report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth under Item 1.01 of this Current Report on Form 8-K with respect to the FirstFire Global Note, GS Capital Note, Ionic Note, Labrys Amendment, Lucas Ventures Amendment and LGH Amendment are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY ESPORTS AND GAMING COMPANY

Date: March 25, 2022	By:	/s/ Roman Franklin
Roman Franklin
Chief Executive Officer